Tradr 2X Long Innovation ETF (Ticker: TARK)

Tradr 2X Short Innovation Daily ETF (Ticker: SARK)

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated November 12, 2024, to the

Statement of Additional Information dated July 15, 2024, as amended August 6, 2024.

Effective immediately, each of the Tradr 2X Long Innovation ETF and Tradr 2X Short Innovation Daily ETF observes the following restriction as a matter of operating but not fundamental policy:

With respect to the Tradr 2X Long Innovation ETF and Tradr 2X Short Innovation Daily ETF, to the extent a Fund is an “acquired fund” in a fund of funds arrangement relying on Rule 12d1-4 under the 1940 Act, the Fund will limit its acquisition of securities of investment companies and companies that would be investment companies under the 1940 Act but for the exclusion from the definition of investment company in Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to an aggregate amount that does not exceed 10% of the Fund’s total assets (measured immediately after acquisition); provided that such limitation shall not apply to investments by the Fund in: (a) another fund as part of a master-feeder structure in reliance on Section 12(d)(1)(E) of the 1940 Act (master feeder arrangements); (b) money market funds in reliance on Rule 12d1-1 under the 1940 Act; (c) a wholly owned and controlled subsidiary of the Fund; (d) securities received as a dividend or as a result of a plan of reorganization of a company; or (e) securities of another fund received pursuant to an interfund lending arrangement permitted by an exemptive order issued by the SEC.

Please file this Supplement with your records.